Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Credit Suisse Securities (USA) LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			BlackRock High Yield Portfolio


Security:			AK Steel Corp. (CUSIP 001546AL4)


Date Purchased:			04/27/2010


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		4,000,000


Total Principal Purchased
by the Portfolio *:		400,000,000 USD


% of Offering Purchased
by the Portfolio:		0.19%


Broker:				Credit Suisse Securities (USA) LLC


Member:				PNC Capital markets


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Citigroup Global Markets, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			BlackRock High Yield Portfolio


Security:			Patriot Coal Corp. (CUSIP 70336TAC8)


Date Purchased:			04/28/2010


Price Per Share:		99.279 USD


Shares Purchased
by the Portfolio *:		2,518,156


Total Principal Purchased
by the Portfolio *:		250,000,000 USD


% of Offering Purchased
by the Portfolio:		0.16%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital markets


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley & Co., Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			BlackRock High Yield Portfolio


Security:			International Coal Group, Inc. (CUSIP 45928HAH9)


Date Purchased:			03/11/2010


Price Per Share:		99.298 USD


Shares Purchased
by the Portfolio *:		2,014,139


Total Principal Purchased
by the Portfolio *:		200,000,000 USD


% of Offering Purchased
by the Portfolio:		0.06%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital markets


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley & Co., Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			BlackRock High Yield Portfolio


Security:			United States Steel Corp. (CUSIP 912909AF5)


Date Purchased:			03/16/2010


Price Per Share:		99.125 USD


Shares Purchased
by the Portfolio *:		6,052,963


Total Principal Purchased
by the Portfolio *:		600,000,000 USD


% of Offering Purchased
by the Portfolio:		0.20%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital markets


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley & Co., Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			BlackRock High Yield Portfolio


Security:			Consol Energy (CUSIP 20854PAE9)


Date Purchased:			03/25/2010


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		12,500,000


Total Principal Purchased
by the Portfolio *:		1,250,000,000 USD


% of Offering Purchased
by the Portfolio:		0.58%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital markets

Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
JP Morgan Chase Bank N.A. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			The HartFord Financial Services Group, Inc. (CUSIP 416515104)


Date Purchased:			03/18/2010


Price Per Share:		27.75 USD


Shares Purchased
by the Portfolio *:		52,252,252


Total Principal Purchased
by the Portfolio *:		1,450,000,000 USD


% of Offering Purchased
by the Portfolio:		0.16%


Broker:				JP Morgan Chase Bank N.A.


Member:				Glodman Sachs & Co.
				BOfA Merrill Lynch
				Credit Suisse
				JP Morgan
				CITI
				Wells Fargo Securities
				Morgan Stanley
				Barclays Capital
				BNY Mellon Capital Markets, LLC
				Deutsche Bank Securities
				Piper Jaffray & Co.
				SunTrust Robinson Humphrey
				UBS Investment Bank


Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Sandler O'Neill & Partners and UBS subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/10 through 06/30/10


Portfolio:			Van Kampen Comstock Portfolio


Security:			Primerica, Inc. (CUSIP 74164M108)


Date Purchased:			03/31/2010


Price Per Share:		13.95 USD


Shares Purchased
by the Portfolio *:		22,939,068


Total Principal Purchased
by the Portfolio *:		320,000,000 USD


% of Offering Purchased
by the Portfolio:		0.01%


Broker:				Sandler O'Neill & Partners and UBS


Member:				Morgan Stanley